UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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Ormat Technologies, Inc.

(Name of the Registrant as Specified In Its Charter)

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on November 6, 2019

To Our Stockholders:

We are pleased to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of Ormat Technologies, Inc. (“Ormat” or the “Company”), which will be held at 1:30 p.m. local time on November 6, 2019 at the Company’s principal executive office located at 6140 Plumas Street, Reno, NV 89519, for the following purposes:

1.

to approve the amendment of the Third Amended and Restated Certificate of Incorporation and the Fourth Amended and Restated Bylaws of the Company to provide for board declassification (the “Declassification Proposal”); and

2.

to approve the adjournment of the Special Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Declassification Proposal.

Only stockholders of record at the close of business on September 9, 2019 may vote at the Special Meeting or any adjournment thereof. Each stockholder of record is entitled to one vote for each share of common stock held at that time.

Your vote is important to us regardless of whether or not you plan to attend the Special Meeting. We encourage you to participate in the Special Meeting, either by attending and voting in person or by voting through other acceptable means, as promptly as possible. You may vote in person at the Special Meeting, by telephone, through the Internet or by mailing your completed and signed proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on November 6, 2019:

●	This Proxy Statement is available at http://www.proxyvote.com.

By order of the Board of Directors,

/s/ Isaac Angel
Isaac Angel Chief Executive Officer September 11, 2019

i

ORMAT TECHNOLOGIES, INC.
6140 Plumas St.,
Reno, Nevada 89519

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors (the “Board” or the “Board of Directors”) of Ormat Technologies, Inc. (“Ormat” or the “Company”) is making this Proxy Statement available to you in connection with the solicitation of proxies on its behalf for the Special Meeting of Stockholders (the “Special Meeting”). The Special Meeting will take place at the Company’s principal executive office located at 6140 Plumas Street, Reno, NV 89519 on November 6, 2019, at 1:30 p.m., local time.

The two proposals that are scheduled to be considered and voted on at the Special Meeting are as follows:

1.

approval of the amendment of the Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and the Fourth Amended and Restated Bylaws (the “Bylaws”) of the Company to provide for board declassification (the “Declassification Proposal”); and

2.

approval of the adjournment of the Special Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Declassification Proposal (the “Adjournment Proposal”).

The Board unanimously recommends that stockholders vote “FOR” each of the Declassification Proposal and Adjournment Proposal.

Only stockholders of record at the close of business on September 9, 2019 may vote at the Special Meeting and any adjournments or postponements of that meeting. We are first making this Proxy Statement available to our stockholders on or about September 11, 2019.

YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY VOTE OVER THE INTERNET, BY PHONE OR BY SIGNING AND DATING A PROXY CARD AND RETURNING IT TO US BY MAIL.

Questions and Answers about the Special Meeting and Voting

Why am I being provided with these materials?

We are providing this Proxy Statement to you in connection with the Board’s solicitation of proxies to be voted at our Special Meeting to be held on November 6, 2019 (and at any postponements or adjournments of the Special Meeting) to vote on the Declassification Proposal and Adjournment Proposal.

The changes to the Certificate of Incorporation and Bylaws that would be enacted if the Declassification Proposal is adopted are set forth in the Appendices A and B, respectively, to this Proxy Statement. If stockholder approval of the Declassification Proposal is obtained at the Special Meeting, the amendments to the Certificate of Incorporation and Bylaws provided in the Appendices A and B, respectively, to this Proxy Statement will become effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware.

How do I vote my shares without attending the Special Meeting?

Only stockholders of record at the close of business on September 9, 2019 (the “Record Date”) may vote at the Special Meeting. The only class of stock entitled to vote at the Special Meeting is Ormat common stock, par value $0.001 per share (the “common stock”). Each holder of common stock is entitled to one vote for each share of common stock held by such holder. On the Record Date, there were 50,992,100 shares of common stock outstanding and entitled to vote at the Special Meeting.

●

If you are a stockholder of record (meaning you hold Ormat shares registered in your name), please follow the instructions on the enclosed proxy card to indicate how you would like to vote. You may vote online or by telephone, using the toll-free telephone number provided, or you may sign and return the proxy card by mail.

●

If you are a street name holder (meaning you own Ormat shares through a bank, broker, or other third party), please follow the instructions on the voting instruction card you received with this Proxy Statement to have your shares voted and, if needed, to change or revoke your selection (or contact your bank, broker, or other third-party holder for instructions).

What are the voting deadlines if I do not attend the Special Meeting?

Internet and telephone voting facilities will close at 11:59 p.m. (Eastern Daylight Time) on November 5, 2019 for the voting of shares held by stockholders of record or held in street name and at 11:59 p.m. (Eastern Daylight Time) on November 1, 2019 for the voting of shares held through an Ormat equity incentive plan.

Mailed proxy cards with respect to shares held of record or in street name must be received no later than November 5, 2019.

Which proposals are considered “routine” or “non-routine“?

Under the rules of The New York Stock Exchange, Inc. (the “NYSE”), if you do not give instructions to your bank or brokerage firm, it may vote your shares on a discretionary basis on matters that the NYSE determines to be “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. Under the NYSE rules, each of the Declassification Proposal and the Adjournment Proposal is a “non-routine” matter, so the broker or bank may not vote your shares on the Declassification Proposal and the Adjournment Proposal on a discretionary basis, unless you provide voting instructions for each such matter. If you do not provide voting instructions on a “non-routine” matter, your shares will not be voted on that matter, which is referred to as a “broker non-vote.” “Broker non-votes” also do not count as present for purposes of a quorum.

How many shares must be present to hold the Special Meeting?

In order for us to conduct the Special Meeting, the holders of a majority of the shares of common stock outstanding on the Record Date represented in person or by proxy will constitute a quorum at the Special Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. “Broker non-votes” are not counted as present and entitled to vote for purposes of determining a quorum.

Who can attend the Special Meeting?

All Ormat stockholders of record as of the close of business on September 9, 2019 may attend the Special Meeting. Directions to the Company’s principal executive office may be found on the Company’s website at www.ormat.com/en/company/content/main. You will need a form of personal identification (such as a driver’s license) along with either your proxy card or proof of stock ownership to enter the Special Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to the Special Meeting, you must present proof of your ownership of common stock, such as a bank or brokerage account statement. You may vote shares held in street name at the Special Meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares in person.

Are there other things I should know if I intend to attend the Special Meeting?

Please note that no cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting.

Can I change my vote after I submit my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a record holder of shares, you may revoke your proxy or change your vote at any time before it is actually voted:

●

by signing and delivering to us another proxy with a later date that is received no later than November 5, 2019, or, in the case of voting of shares held through the Company’s equity incentive plans, no later than November 1, 2019;

●

by voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. (Eastern Daylight Time) on November 5, 2019 or, in the case of voting of shares held through the Company’s equity incentive plans, no later than 11:59 p.m. (Eastern Daylight Time) on November 1, 2019;

●

by sending a written statement to that effect to the Company’s Corporate Secretary at Ormat Technologies, Inc., 6140 Plumas St., Reno, Nevada 89519, provided that such statement is received no later than November 5, 2019; or

●	by voting in person at the Special Meeting.

Please note, however, that if you are a beneficial owner of shares and you wish to revoke your proxy or vote at the Special Meeting, you must follow the instructions provided to you by your bank, broker or other record holder and/or obtain from the record holder a proxy issued in your name. Your attendance at the Special Meeting will not, by itself, revoke your proxy.

Who will count the votes?

Ormat’s transfer agent, American Stock Transfer & Trust Company, will tabulate and certify the votes. A representative of the transfer agent may serve as an inspector of election.

What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend I vote?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Proposal	Vote Required	Voting Options	Board Recommendation(1)	Broker Discretionary Voting Allowed	Impact of Abstain Vote and “Broker Non- Votes”
Proposal 1 – Declassification Proposal	75% of the outstanding shares of stock entitled to vote	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No	Against

Proposal 2 – Adjournment Proposal	Majority of votes cast – “FOR” votes must exceed “AGAINST” votes	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No	None

(1)	If you are a record holder and you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.

What if I receive more than one proxy card or voting instruction form for the Special Meeting?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or voting instruction form, or, if you vote by Internet or telephone, vote once for each proxy card or voting instruction form you receive.

Could other matters be decided at the Special Meeting?

Pursuant to the Company’s Bylaws, only such business may be conducted at the Special Meeting as is brought before the meeting pursuant to the notice.  The Company has called this meeting for the sole business set forth in Proposals 1 and 2. The Company does not intend to present any other matters.

Is there a list of stockholders entitled to vote at the Special Meeting?

The names of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting and for ten days prior to the Special Meeting for any purpose germane to the Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m. (Eastern Time), at our principal executive offices at 6140 Plumas St.,
Reno, Nevada 89519 by contacting Hezi Kattan, our General Counsel and Chief Compliance Officer.

PROPOSAL 1:

APPROVAL OF AN AMENDMENT TO OUR

CERTIFICATE OF INCORPORATION AND BYLAWS

TO DECLASSIFY OUR BOARD OF DIRECTORS

General

Our Board of Directors has approved and declared advisable, and recommends that the Company’s stockholders adopt, an amendment to our Bylaws and to our Certificate of Incorporation that would declassify the Board, from three classes of directors who serve three-year terms, to a single class of directors serving annual terms.

Background of the Proposal

Prior to submitting this proposal to our stockholders, our Board and management engaged in investor outreach efforts and gained valuable insight about our stockholders’ outlook on our corporate governance practices in light of our continued growth as a company and our commitment to long-term investor value creation. In deciding whether to commit to presenting this management proposal to stockholders at this time, the Board weighed the pros and cons of classified and declassified board structures and stockholder input on the subject. The Board noted that, in the past, it had chosen to maintain its classified structure because a staggered board can enhance stability and continuity by ensuring that each director possesses the experience and background to understand our complex business, including our regulatory environment, and our management’s strategy for profitable growth. A classified board also encourages directors to have a long-term perspective and reduces vulnerability to invasive and coercive takeover tactics that do not benefit stockholders and may divert valuable management resources. The Board also considered the views of certain investors that a classified board structure may diminish directors’ accountability to stockholders, as they do not face an annual election, and in certain cases may thwart legitimate attempts by third parties to increase stockholder value. After deliberation, the Board agreed that it would be in the best interests of Ormat and its stockholders for the Board to present this management proposal to remove the classified board structure and declassify the Board.

Effective Date

If this proposal is approved, all members of the Board will be elected annually starting at the 2020 Annual Meeting of Stockholders, as set forth in our forms, of amended organizational documents attached to this proxy statement as Appendix A (containing the amended Certificate of Incorporation) and Appendix B (containing the amended Bylaws). The amended Certificate of Incorporation and the amended Bylaws reflecting the declassification would become effective upon the filing of a Certificate of Amendment of the Certificate of Incorporation with the Secretary of State of the State of Delaware.

In addition, if this proposal is approved, each director will resign and be immediately reappointed to the Board for a term ending at the 2020 Annual Meeting of Stockholders, when director nominees will be elected annually. If this proposal is not approved, the Board will continue to be classified with three classes of directors continuing to serve out their three-year terms.

Other Information

The form of amended Bylaws attached as Appendix B hereto also contain a correction to one section of the Bylaws to reflect that directors are elected by a majority of the votes cast at annual meetings of stockholders, except for contested elections, in which case a plurality standard will apply. We duly implemented this majority voting standard in 2013 following the approval of our Board of Directors and otherwise correctly memorialized the standard throughout the Bylaws. This correction is solely meant to rectify an inadvertent drafting error in one section of the Bylaws that was not properly updated in 2013. This correction is not part of the Declassification Proposal or otherwise subject to stockholder approval, and will take effect regardless of whether the Declassification is approved by stockholders.

Vote Required

The affirmative vote of 75% of the outstanding shares of stock entitled to vote is required to approve the Declassification Proposal. Abstentions and “broker non-votes” will count as votes “against” this Proposal 1.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 1.

PROPOSAL 2:

ADJOURNMENT OF THE SPECIAL MEETING

IF NECESSARY OR ADVISABLE TO

SOLICIT ADDITIONAL PROXIES

General

The Company is asking stockholders to approve, if necessary, adjournment of the Special Meeting to solicit additional proxies in favor of the Declassification Proposal. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Other Information

This Adjournment Proposal relates only to an adjournment of the Special Meeting occurring for purposes of soliciting additional proxies for approval of the Declassification Proposal in the event that there are insufficient votes to approve such matter. Separately, pursuant to the Bylaws, if less than a majority of the outstanding shares entitled to vote are represented at the Special Meeting, a majority of the shares represented may adjourn the Special Meeting without further notice.  If a quorum is present or represented at the reconvened Special Meeting following such an adjournment, any business may be transacted that might have been transacted at the Special Meeting as originally called. The Company also retains full authority to the extent permissible under Delaware law to adjourn the Special Meeting, or to delay or postpone the Special Meeting before it is convened, with or without the consent of any stockholders.

To the extent that any adjournment occurs, whether under this Proposal 2 or otherwise, the Company will be entitled to use the same Record Date, September 9, 2019, for determining the stockholders entitled to vote at the Special Meeting pursuant to the Bylaws. Additionally, the Company may adjourn the Special Meeting without notice if the adjournment is for 30 days or fewer from the original date of the Special Meeting. If the adjournment is for more than 30 days from the original Special Meeting date, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned Special Meeting.

Vote Required

The affirmative vote of a majority of the votes cast for or against this Proposal 2 is required to approve the Adjournment Proposal. Abstentions and “broker non-votes” will not be considered as votes cast under the Company’s Bylaws, and accordingly will have no effect on the outcome of this Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information with respect to the beneficial ownership of our common stock as of August 26, 2019 for:

●	each person known to us to own beneficially 5% or more of our outstanding common stock;

●	each of our directors;

●

each of our named executive officers as listed in our definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) in connection with the 2019 Annual Meeting of Stockholders on April 2, 2019; and

●	all of our directors and executive officers (including any that are not named executive officers) as a group.

As of August 26, 2019, there were 50,975,556 shares of our common stock outstanding. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them:

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to vote or dispose of or to direct the voting or disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of August 26, 2019. For our directors and executive officers, shares may deemed to be beneficially owned due to the individual’s right to acquire the shares upon the exercise of outstanding options or stock appreciation rights (“SARs”) or the vesting of restricted stock units (“RSUs”) within 60 days from August 26, 2019 or upon termination of such individual’s service other than for death, disability or involuntary termination. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Beneficial Owners of More than 5%	Amount and Nature of Beneficial Ownership	Percent of common stock Outstanding
ORIX Corporation	10,988,577(1)	21.6%
The Vanguard Group	3,826,799(2)	7.5%
Blackrock, Inc.	3,268,703(3)	6.4%
Clal Insurance Enterprises Holdings Ltd.	3,206,744(4)	6.3%
Migdal Insurance & Financial Holdings Ltd.	3,071,265(5)	6.0%
Menora Mivtachim Holdings Ltd.	3,067,598(6)	6.0%
Directors and Named Executive Officers
Ravit Barniv††	9,620(7)	*
Dan Falk††	9,620(8)	*
Stanley B. Stern††	17,887(9)	*
David Granot††	1,361(10)	*
Todd C. Freeland††	8,944(11)	*
Stan H. Koyangi††	7,500(12)	*
Yuichi Nishigori††	7,500(13)	*
Byron G. Wong††	7,500(14)	*
Dafna Sharir††	1,207(15)	*
Isaac Angel†	173,592(16)	*
Doron Blachar†	61,981(17)	*
Zvi Krieger†	2,359(18)	*
Bob Sullivan††	7,625(19)	*
Shlomi Argas†	2,359(20)	*
Directors and Executive Officers as a Group (15 Persons)	319,890(21)	*

†        c/o Ormat Systems Ltd., Industrial Area, P.O. Box 68 Yavne 81100, Israel

††      c/o Ormat Technologies, Inc., 6140 Plumas St., Reno, Nevada 89519

*        Represents beneficial ownership of less than 1% of the outstanding shares of common stock.

(1)	Based on Schedule 13D filed with the SEC on August 3, 2017 by ORIX. ORIX’s address is Hamamatsucho Building, 1-1-1 Shibaura, Minato-ku, Tokyo 105-0023, Japan.

(2)	Based on Schedule 13G/A (Amendment No. 3) filed with the SEC on February 11, 2019 by The Vanguard Group (“Vanguard”). Includes, as of December 31, 2018, 3,826,799 shares beneficially owned, consisting of 40,851 shares as to which Vanguard has sole voting power, 10,634 as to which Vanguard has shared voting power, 3,778,650 shares as to which Vanguard has sole dispositive power and 48,149 shares as to which Vanguard has shared dispositive power. Vanguard’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(3)

Based on Schedule 13G filed with the SEC on February 8, 2019 by BlackRock Inc. Includes, as of December 31, 2018, 3,268,703 shares beneficially owned, consisting of 3,173,298 shares as to which BlackRock has sole power to vote or to direct the vote. BlackRock’s address is 55 East 52nd Street, New York, NY 10055.

(4)

Based on Schedule 13G/A filed with the SEC on February 14, 2019 by Clal Insurance Enterprises Holdings Ltd. (“Clal”) and IDB Development Corporation Ltd. Includes, as of December 31, 2018, (i) 3,086,150 shares held for members of the public through, among others, provident funds and/or pension funds and/or insurance policies, which are managed by subsidiaries of Clal, which subsidiaries operate under independent management and make independent voting and investment decisions, and (ii) 120,594 shares beneficially held for Clal’s account. Clal’s address is 36 Raul Walenberg St., Tel Aviv 66180, Israel.

(5)

Based on Schedule 13G filed with the SEC on February 14, 2019 by Migdal Insurance & Financial Holdings Ltd (“Migdal”). Includes, as of December 31, 2018, (i) 3,006,437 shares held for members of the public through, among others, provident funds, mutual funds, pension funds and insurance policies, which are managed by direct and indirect subsidiaries of Migdal, each of which subsidiaries operates under independent management and makes independent voting and investment decisions, (ii) 164,689 shares held by companies for the management of funds for joint investments in trusteeship, each of which operates under independent management and makes independent voting and investment decisions, and (iii) 64,828 shares beneficially held for their own account (Nostro account). Migdal’s address is 4 Efal Street, P.O. Box 3063, Petach Tikva 49512, Israel.

(6)

Based on Schedule 13G/A filed with the SEC on February 11, 2019 by Menora Mivtachim Holdings Ltd. (“Menora Holdings”) for shares owned by entities that are direct or indirect, wholly-owned or majority-owned, subsidiaries of Menora Holdings (the “Subsidiaries”), namely, Menora Mivtachim Insurance Ltd., Shomera Insurance Company Ltd., Menora Mivtachim Pensions and Gemel Ltd., and Menora Mivtachim Vehistadrut Hamehandesim Nihul Kupot Gemel Ltd. Includes, as of December 31, 2018, (i) 2,448,352 shares beneficially owned by Menora Mivtachim Pensions and Gemel Ltd.; (ii) 563,250 shares beneficially owned by Menora Mivtachim Insurance Ltd.; (iii) 48,590 shares beneficially owned by Menora Mivtachim Vehistadrut Hamehandesim Nihul Kupot Gemel Ltd.; and (iv) 7,407 shares beneficially owned by Shomera Insurance Company Ltd. Menora’s address is Menora House, 23 Jabotinsky St., Ramat Gan 5251102, Israel.

(7)	Includes 7,500 shares of common stock underlying options and 1,361 shares of common stock underlying SARs.

(8)	Includes 7,500 shares of common stock underlying options and 1,361 shares of common stock underlying SARs.

(9)	Includes 15,000 shares of common stock underlying options and 1,361 shares of common stock underlying SARs.

(10)	Includes 1,361 shares of common stock underlying SARs.

(11)	Includes 7,500 shares of common stock underlying options and 681 shares of common stock underlying SARs.

(12)	Includes 7,500 shares of common stock underlying options.

(13)	Includes 7,500 shares of common stock underlying options.

(14)	Includes 7,500 shares of common stock underlying options.

(15)	Includes 772 shares of common stock underlying SARs.

(16)	Includes 164,877 shares of common stock underlying SARs.

(17)	Includes 59,563 shares of common stock underlying SARs.

(18)	Includes 2,359 shares of common stock underlying SARs.

(19)	Includes 2,359 shares of common stock underlying SARs.

(20)	Includes 2,359 shares of common stock underlying SARs.

(21)	Includes 60,000 shares of common stock underlying options and 238,414 shares of common stock underlying SARs and 21,476 shares of common stock underlying RSUs.

OTHER MATTERS

Pursuant to the Company’s Bylaws, the Company has called this meeting for the sole business set forth in Proposals 1 and 2. The Company has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters.

OTHER INFORMATION

Householding of Proxies

Under rules adopted by the SEC, we are permitted to deliver a single copy of the proxy materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instructions.

The Company is not householding this year for those stockholders who own their shares directly in their own name. If you share the same last name and address with another Company stockholder who also holds his or her shares directly, and you would each like to start householding for the Company’s proxy materials, please contact us at Ormat Technologies, Inc., 6140 Plumas St., Reno, Nevada 89519, Attention: Corporate Secretary, telephone (775) 356-9029.

Some brokers and nominees who hold Company shares on behalf of stockholders may be participating in the practice of householding proxy materials for those stockholders. If your household receives a single copy of proxy materials, but you would like to receive your own copy, please contact us as stated above, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another stockholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single set of the Company’s disclosure documents, please contact your broker or nominee as described in the voter instruction card or other information you received from your broker or nominee.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

Proxy Solicitation

The Company will bear the entire cost of this proxy solicitation. We have retained Morrow Sodali LLC to assist in soliciting proxies by mail, telephone and in person for a fee of $15,000, plus expenses. In addition to soliciting proxies, we expect that our directors, officers and other management employees may solicit proxies personally or by mail, facsimile, telephone, or other electronic means, for which solicitation they will not receive any additional compensation. We will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Stockholder Proposals for 2020 Annual Meeting of Stockholders

Stockholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of stockholders or nominate persons for election to the Board. Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2020 Annual Meeting of Stockholders. To be eligible for inclusion in the Company’s 2020 proxy statement, any such stockholder proposals must be submitted in writing to the Secretary of the Company no later than December 4, 2019, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s proxy statement.

Alternatively, stockholders seeking to present a stockholder proposal or nomination at the Company’s 2020 Annual Meeting of Stockholders, without having it included in the Company’s proxy statement, must timely submit notice of such proposal or nomination. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2019 Annual Meeting of Stockholders, unless the date of the 2020 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2019 Annual Meeting of Stockholders. For the Company’s 2020 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no earlier than January 22, 2020 and no later than February 21, 2020. If the date of the 2020 Annual Meeting of Stockholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2019 Annual Meeting of Stockholders, the stockholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2020 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2020 Annual Meeting of Stockholders, or if the first public announcement of the date of the 2020 Annual Meeting of Stockholders is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which the public announcement of the date of such meeting is first made.

Notices of any proposals or nominations for the Company’s 2020 Annual Meeting of Stockholders should be sent to Ormat Technologies, Inc., Corporate Secretary, 6140 Plumas St., Reno, Nevada 89519.

APPENDIX A

~~THIRD~~FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ORMAT TECHNOLOGIES, INC.

FIRST:        The name of the Corporation is Ormat Technologies, Inc.

SECOND:   The Corporation's registered office in the State of Delaware is located at 3500 South Dupont Highway, in the City of Dover, County of Kent.  The name and address of its registered agent is HIQ Corporate Services, Inc., 3500 South Dupont Highway, Dover, Delaware 19901.

THIRD:       The nature of the business, or objects or purposes to be transacted, promoted or carried on, are: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:   The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Two Hundred Five Million (205,000,000), of which (i) Two Hundred Million (200,000,000) shares of par value of $.001 each are to be of a class designated Common Stock (the “Common Stock”) and (ii) Five Million (5,000,000) shares of par value of $.001 are to be of a class designated Preferred Stock (the “Preferred Stock”).

Simultaneously with the effective date of the filing of the Second Amended and Restated Certificate of Incorporation of the Corporation (the “Second Amended and Restated Certificate of Incorporation”), (i) each share of common stock, par value $.001 per share, of the Corporation issued and outstanding or authorized and unissued immediately prior to the effective date of the filing of the Second Amended and Restated Certificate of Incorporation (the “Old Common Stock”) was automatically reclassified and continued (the “Reverse Stock Split”), without any action on the part of the holder thereof, as one over one point three two five four four four (1/1.325444) of one share of Common Stock, equivalent to zero point seven five four four six four one six (0.75446416) share of Common Stock; (ii) the remaining par value of Forty Nine Thousand One Hundred and Seven and 17/100 Dollars ($49,107.17) was classified as excess capital; (iii) each certificate outstanding and previously representing shares of Old Common Stock were, until surrendered and exchanged, for all corporate purposes, deemed to constitute and represent the number of whole shares of Common Stock of the Corporation into which the outstanding shares of Old Common Stock previously represented by such certificate were converted by virtue of the Reverse Stock Split.

Effective immediately upon the consummation of the Reverse Stock Split, the authorized number of shares of Common Stock was increased, from One Hundred Fifty Million Eight Hundred Ninety Two Thousand Eight Hundred and Twenty Eight (150,892,828) shares to Two Hundred Million (200,000,000) shares.

In this Article Fourth, any reference to a section or paragraph, without further attribution, within a provision relating to a particular class of stock is intended to refer solely to the specified section or paragraph of the provisions relating to the same class of stock.

COMMON STOCK

The Common Stock shall have the following voting powers, designations, preferences and relative, participating, optional and other special rights, and qualifications, limitations or restrictions thereof:

   1.                  Dividends.  Whenever the full dividends upon any outstanding Preferred Stock for all past dividend periods shall have been paid and the full dividends thereon for the then current respective dividend periods shall have been paid, or declared and a sum sufficient for the respective payments thereof set apart, the holders of shares of the Common Stock shall be entitled to receive such dividends and distributions in equal amounts per share, payable in cash or otherwise, as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

       2.                  Rights on Liquidation.  In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, after the payment or setting apart for payment to the holders of any outstanding Preferred Stock of the full preferential amounts to which such holders are entitled as herein provided or referred to, all of the remaining assets of the Corporation shall belong to and be distributable in equal amounts per share to the holders of the Common Stock.  For purposes of this paragraph 2, a consolidation or merger of the Corporation with any other corporation, or the sale, transfer or lease of all or substantially all its assets shall not constitute or be deemed a liquidation, dissolution or winding-up of the Corporation.

   3.                  Voting.  Except as otherwise provided by the laws of the State of Delaware or by this Article Fourth, each share of Common Stock shall entitle the holder thereof to one vote.

PREFERRED STOCK

The Preferred Stock may be issued from time to time in one or more series.  The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

   (a)                 the designation of the series, which may be by distinguishing number, letter or title;

   (b)                the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

   (c)                 whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series;

   (d)                the dates at which dividends, if any, shall be payable;

   (e)                 the redemption rights and price or prices, if any, for shares of the series;

   (f)                 the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

   (g)                the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

   (h)                 whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

   (i)                  restrictions on the issuance of shares of the same series or of any other class or series; and

   (j)                   the voting rights, if any, of the holders of shares of the series.

Except as may be provided in this ThirdFourth Amended and Restated Certificate of Incorporation or in a Preferred Stock Designation, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to receive notice of any meeting of stockholders at which they are not entitled to vote.  Notwithstanding the foregoing, the holders of Preferred Stock that shall have the right to vote for the election of directors as provided herein, in any other Preferred Stock Designation, or by law shall vote together with the holders of shares of Common Stock and any other capital stock of the Corporation entitled to vote generally, as a single class, on all matters relating to the election of directors. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

1.                  Designation and Amount. A series of Preferred Stock of par value $.001 per share is hereby created and shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be Five Hundred Thousand (500,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

2.                   Dividends and Distributions.

2.1.               Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock and of any other junior stock of the Corporation, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the second Monday of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

2.2.               The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph 2.1 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

   2.3.               Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

   3.                  Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

3.1.               Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

3.2.               Except as otherwise provided herein, in any other Preferred Stock Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

3.3.               Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.                  Certain Restrictions.

4.1.               Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in paragraph 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

   (a)                 declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

   (b)                declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

   (c)                 redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

   (d)                 redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

   4.2.                The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subparagraph (c) of paragraph 4.1, purchase or otherwise acquire such shares at such time and in such manner.

   5.                   Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in any other Preferred Stock Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

   6.                   Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

   7.                   Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

   8.                   No Redemption.  The shares of Series A Preferred Stock shall not be redeemable.

   9.                   Rank.  The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

   10.                 Amendment.  The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of the outstanding shares of Series A Preferred Stock, voting together as a single class.

FIFTH:         The Corporation is to have perpetual existence.

SIXTH:        The private property of the stockholders of the Corporation shall not be subject to the payment of corporate debts to any extent whatever.

SEVENTH: Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the whole Board.  A director need not be a stockholder.  The election of directors of the Corporation need not be by ballot unless the By-Laws so require.

~~The~~ Beginning with the annual meeting of stockholders to be held in 2020, the directors, including those who may be elected by the holders of any series of Preferred Stock or any other series or class of stock as provided herein or in any Preferred Stock Designation ~~shall be divided into three classes, as nearly equal in number as possible. One class of directors shall be initially~~, shall be elected to hold office for a term expiring ~~at~~ the next annual meeting of the stockholders ~~to be held in 2005, another class shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 2006, and another class shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 2007. Members of each class shall hold office until their successors are~~of the Corporation and until such director’s successor is duly elected and qualified~~, except for any director who dies, resigns or is removed~~ or until such director’s earlier death, resignation, retirement, disqualification or removal from office. At each annual meeting of the stockholders of the Corporation, ~~the successors of the class of directors whose term expires at that meeting shall be~~directors shall be elected by a majority of all votes cast for each of the director nominees at such meeting, except for contested elections (i.e., elections in which there are a greater number of candidates than there are seats to be filled), in which case the directors shall be elected by a plurality vote of all votes cast for the election of directors at such meeting~~, to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election~~.

Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock, as provided herein or in any Preferred Stock Designation, to elect additional directors under specific circumstances, at a meeting of stockholders called expressly for that purpose, one or more members of the Board of Directors (including the entire Board) may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of directors.

Subject to the rights of the holders of any series of Preferred Stock, and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then serving on the Board, though less than a quorum. ~~and directors~~Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders ~~at which the term of office of the class to which they have been elected expires~~ and until such director's successor shall have been duly elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal from office. No decrease in the number of authorized directors constituting the whole Board of Directors shall shorten the term of any incumbent director.

No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. No repeal or modification of this paragraph, directly or by adoption of an inconsistent provision of this ~~Third~~Fourth Amended and Restated Certificate of Incorporation, by the stockholders of the Corporation shall be effective with respect to any cause of action, suit, claim or other matter that, but for this paragraph, would accrue or arise prior to such repeal or modification.

EIGHTH:     Unless otherwise determined by the Board of Directors, no holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any stock of any class which the Corporation may issue or sell, whether or not exchangeable for any stock of the Corporation of any class or classes and whether out of unissued shares authorized by the Certificate of Incorporation of the Corporation as originally filed or by any amendment thereof or out of shares of stock of the Corporation acquired by it after the issue thereof.

NINTH:        Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the General Corporation Law of the State of Delaware or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the General Corporation Law of the State of Delaware order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TENTH:

   1.                   Amendment of Certificate of Incorporation.  From time to time any of the provisions of the Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the statutes of the State of Delaware at the time in force may be added or inserted in the manner at the time prescribed by said statutes, and all rights at any time conferred upon the stockholders of the Corporation by its Certificate of Incorporation are granted, subject to this reservation. Notwithstanding the foregoing and any other provision herein (and notwithstanding the fact that a lesser percentage or separate class vote may be specified herein, in the By-Laws of the Corporation or by law), the affirmative vote of the holders of at least 75% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, the second paragraph of Article Seventh hereof.

   2.                  By-Laws. The Board of Directors is expressly authorized to make, alter, amend and repeal the By-Laws of the Corporation, in any manner not inconsistent with the laws of the State of Delaware or of the Certificate of Incorporation of the Corporation, subject to the power of the holders of the then outstanding shares of capital stock of the Corporation entitled to vote generally to alter or repeal the By-Laws made by the Board of Directors.

ELEVENTH:

1.                   Written Consent in Lieu of Meeting. Any action which could be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall (a) be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (b) be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the records of proceedings of meetings of stockholders.

2.                   Special Meeting of Stockholders. A special meeting of the stockholders for any purpose or purposes, unless otherwise provided by law, may be called by the Chairman of the Board, the President, the Board or the holders of not less than a majority of all the outstanding shares of the corporation entitled to vote at the meeting may call special meetings of the stockholders for any purpose or, at any time that Ormat Industries Ltd. or any OIL Transferee owns at least 20% of the then outstanding shares of Common Stock, by Ormat Industries Ltd. or any OIL Transferee. For purposes of this Section 2 of Article Eleventh, “OIL Transferee” shall mean a transferee of Ormat Industries Ltd. or any other OIL Transferee that receives at least 20% of the then outstanding shares of Common Stock that pursuant to an instrument of transfer or related agreement has been granted rights under this Section 2 of Article Eleventh by Ormat Industries Ltd. or any OIL Transferee.

APPENDIX B

~~FOURTH~~FIFTH AMENDED AND RESTATED

BY-LAWS

OF

ORMAT TECHNOLOGIES, INC.

Adopted on ~~October 21~~November 6, ~~2004~~2019

Amendments are listed on page i

ORMAT TECHNOLOGIES, INC.

AMENDMENTS

SECTION	EFFECT OF AMENDMENT	DATE OF AMENDMENT
2.15	Requires additional information in advance notice provisions.	February 24, 2009

3.2	Directors shall be elected by a majority of the votes cast at annual meetings of stockholders, except for contested elections, in which case a plurality standard shall apply.	January 26, 2013

	All Directors shall be elected at each annual meeting of the stockholders, and there shall be no classification of Directors.	November 6, 2019

3.15.1	The Audit Committee of the Board shall approve any related party transactions above the SEC/NYSE threshold	January 26, 2013

3.17	Lead Independent Director	January 26, 2013

4.1	The Chairman of the Board shall not also be the Chief Executive Officer of the corporation.	January 26, 2013

CONTENTS

SECTION 1.	OFFICES	B-6
SECTION 2.	STOCKHOLDERS	B-6
2.1	ANNUAL MEETING	B-6
2.2	SPECIAL MEETINGS	B-6
2.3	PLACE OF MEETING	B-6
2.4	NOTICE OF MEETING	B-6
2.5	WAIVER OF NOTICE	B-7
	2.5.1 WAIVER IN WRITING	B-7
	2.5.2 WAIVER BY ATTENDANCE	B-7
2.6	FIXING OF RECORD DATE FOR DETERMINING STOCKHOLDERS	B-7
	2.6.1 MEETINGS	B-7
	2.6.2 CONSENT TO CORPORATE ACTION WITHOUT A MEETING	B-7
	2.6.3 DIVIDENDS, DISTRIBUTIONS AND OTHER RIGHTS	B-8
2.7	VOTING LIST	B-8
2.8	QUORUM	B-8
2.9	MANNER OF ACTING	B-8
2.10	PROXIES	B-9
	2.10.1 APPOINTMENT	B-9
	2.10.2 DELIVERY TO CORPORATION; DURATION	B-9
2.11	VOTING OF SHARES	B-9
2.12	VOTING FOR DIRECTORS	B-9
2.13	ACTION BY STOCKHOLDERS WITHOUT A MEETING	B-10
2.14	ORGANIZATION	B-10
2.15	NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS	B-10
	2.15.1 ANNUAL MEETINGS OF STOCKHOLDERS	B-10
	2.15.2 SPECIAL MEETINGS OF STOCKHOLDERS	B-12
	2.15.3 GENERAL	B-12
	2.15.4 SUBMISSION OF QUESTIONNAIRE, REPRESENTATION AND AGREEMENT	B-13
2.16	BUSINESS AND ORDER OF BUSINESS	B-13
SECTION 3.	BOARD OF DIRECTORS	B-13
3.1	GENERAL POWERS	B-13
3.2	NUMBER AND TENURE	B-14

3.3	ANNUAL AND REGULAR MEETINGS	B-14
3.4	SPECIAL MEETINGS	B-14
3.5	MEETINGS BY TELEPHONE	B-14
3.6	NOTICE OF SPECIAL MEETINGS	B-15
	3.6.1 PERSONAL DELIVERY	B-15
	3.6.2 DELIVERY BY MAIL	B-15
	3.6.3 DELIVERY BY PRIVATE CARRIER	B-15
	3.6.4 FACSIMILE NOTICE	B-15
	3.6.5 DELIVERY BY TELEGRAPH	B-15
	3.6.6 ORAL NOTICE	B-15
3.7	WAIVER OF NOTICE	B-15
	3.7.1 IN WRITING	B-15
	3.7.2 BY ATTENDANCE	B-15
3.8	QUORUM	B-16
3.9	MANNER OF ACTING	B-16
3.10	PRESUMPTION OF ASSENT	B-16
3.11	ACTION BY BOARD OR COMMITTEES WITHOUT A MEETING	B-16
3.12	RESIGNATION	B-16
3.13	REMOVAL	B-16
3.14	VACANCIES	B-17
3.15	COMMITTEES	B-17
	3.15.1 CREATION AND AUTHORITY OF COMMITTEES	B-17
	3.15.2 MINUTES OF MEETINGS	B-17
	3.15.3 QUORUM AND MANNER OF ACTING	B-17
	3.15.4 RESIGNATION	B-17
	3.15.5 REMOVAL	B-18
3.16	COMPENSATION	B-18
3.17	LEAD INDEPENDENT DIRECTOR	B-18
SECTION 4.	OFFICERS	B-19
4.1	NUMBER	B-19
4.2	ELECTION AND TERM OF OFFICE	B-19
4.3	RESIGNATION	B-19

4.4	REMOVAL	B-19
4.5	VACANCIES	B-19
4.6	CHAIRMAN OF THE BOARD	B-19
4.7	PRESIDENT	B-20
4.8	VICE PRESIDENT	B-20
4.9	SECRETARY	B-20
4.10	TREASURER	B-20
4.11	SALARIES	B-20
SECTION 5.	CONTRACTS, BUSINESS, LOANS, CHECKS AND DEPOSITS	B-20
5.1	CONTRACTS	B-20
5.2	BUSINESS	B-21
5.3	LOANS TO THE CORPORATION	B-21
5.4	CHECKS, DRAFTS, ETC.	B-21
5.5	DEPOSITS	B-21

SECTION 6.	CERTIFICATES FOR SHARES AND THEIR TRANSFER	B-21
6.1	ISSUANCE OF SHARES	B-21
6.2	CERTIFICATES FOR SHARES	B-21
6.3	STOCK RECORDS	B-22
6.4	RESTRICTION ON TRANSFER	B-22
6.5	TRANSFER OF SHARES	B-22
6.6	LOST OR DESTROYED CERTIFICATES	B-22
SECTION 7.	BOOKS AND RECORDS	B-22
SECTION 8.	ACCOUNTING YEAR	B-22
SECTION 9.	SEAL	B-23
SECTION 10.	INDEMNIFICATION	B-23
10.1	RIGHT TO INDEMNIFICATION	B-23
10.2	RIGHT OF INDEMNITEE TO BRING SUIT	B-23
10.3	NONEXCLUSIVITY OF RIGHTS	B-24
10.4	INSURANCE, CONTRACTS AND FUNDING	B-24
10.5	INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION	B-24
10.6	PERSONS SERVING OTHER ENTITIES	B-24
SECTION 11.	AMENDMENTS OR REPEAL	B-24

APPENDIX B

~~FOURTH~~FIFTH AMENDED AND RESTATED

BY-LAWS

OF

ORMAT TECHNOLOGIES, INC.

SECTION 1.	OFFICES

The principal office of the corporation shall be located at its principal place of business or such other place as the Board of Directors (the “Board”) may designate.  The corporation may have such other offices, either within or without the State of Delaware, as the Board may designate or as the business of the corporation may require from time to time.

SECTION 2.	STOCKHOLDERS

2.1	ANNUAL MEETING

The annual meeting of the stockholders shall be scheduled upon the preparation of the financial statements of the prior fiscal year at the principal office of the corporation or such other place designated by the Board for the purpose of electing Directors and transacting such other business as may properly come before the meeting.  If the day fixed for the annual meeting is a legal holiday at the place of the meeting, the meeting shall be held on the next succeeding business day.  If the annual meeting is not held on the date designated therefor, the Board shall cause the meeting to be held as soon thereafter as may be convenient.

2.2	SPECIAL MEETINGS

A special meeting of the stockholders for any purpose or purposes, unless otherwise provided by law, may be called by the Chairman of the Board, the President, the Board or the holders of not less than a majority of all the outstanding shares of the corporation entitled to vote at the meeting may call special meetings of the stockholders for any purpose or, at any time that Ormat Industries Ltd. or any OIL Transferee owns at least 20% of the then outstanding shares of Common Stock, by Ormat Industries Ltd. or any OIL Transferee.  For purposes of this subsection 2.2 hereof, “OIL Transferee” shall mean a transferee of Ormat Industries Ltd. or any other OIL Transferee that receives at least 20% of the then outstanding shares of Common Stock that pursuant to an instrument of transfer or related agreement has been granted rights under subsection 2.2 hereof by Ormat Industries Ltd. or any OIL Transferee.

2.3	PLACE OF MEETING

All meetings shall be held at the principal office of the corporation or at such other place within or without the State of Delaware designated by the Board, by any persons entitled to call a meeting hereunder or in a waiver of notice signed by all of the stockholders entitled to notice of the meeting.

2.4	NOTICE OF MEETING

The Chairman of the Board, the President, the Secretary, the Board, or stockholders calling an annual or special meeting of stockholders as provided for herein, shall cause to be delivered to each stockholder entitled to notice of or to vote at the meeting either personally or by mail, not less than ten nor more than sixty days before the meeting, written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  At any time, upon written request of the holders of not less than the number of outstanding shares of the corporation specified in subsection 2.2 hereof and entitled to vote at the meeting, it shall be the duty of the Secretary to give notice of a special meeting of stockholders to be held on such date and at such place and hour as the Secretary may fix, not less than ten nor more than sixty days after receipt of said request, and if the Secretary shall neglect or refuse to issue such notice, the person making the request may do so and may fix the date for such meeting.  If such notice is mailed, it shall be deemed delivered when deposited in the official government mail properly addressed to the stockholder at such stockholder's address as it appears on the stock transfer books of the corporation with postage prepaid.  If the notice is telegraphed, it shall be deemed delivered when the content of the telegram is delivered to the telegraph company.  Notice given in any other manner shall be deemed delivered when dispatched to the stockholder's address, telephone number or other number appearing on the stock transfer records of the corporation.

2.5	WAIVER OF NOTICE

2.5.1	WAIVER IN WRITING

Whenever any notice is required to be given to any stockholder under the provisions of these By-laws, the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) or the General Corporation Law of the State of Delaware, as now or hereafter amended (the “DGCL”), a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

2.5.2	WAIVER BY ATTENDANCE

The attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

2.6	FIXING OF RECORD DATE FOR DETERMINING STOCKHOLDERS

2.6.1	MEETINGS

For the purpose of determining stockholders entitled to notice of and to vote at any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (or the maximum number permitted by applicable law) nor less than ten days before the date of such meeting.  If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of and to vote at the meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.6.2	CONSENT TO CORPORATE ACTION WITHOUT A MEETING

For the purpose of determining stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (or the maximum number permitted by applicable law) days after the date upon which the resolution fixing the record date is adopted by the Board.  If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by Chapter 1 of the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.  If no record date has been fixed by the Board and prior action by the Board is required by Chapter 1 of the DGCL, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

2.6.3	DIVIDENDS, DISTRIBUTIONS AND OTHER RIGHTS

For the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (or the maximum number permitted by applicable law) days prior to such action.  If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.7	VOTING LIST

At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, shall be made, arranged in alphabetical order, with the address of and number of shares held by each stockholder.  This list shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  This list shall also be produced and kept at such meeting for inspection by any stockholder who is present.

2.8	QUORUM

A majority of the outstanding shares of the corporation entitled to vote, present in person or represented by proxy at the meeting, shall constitute a quorum at a meeting of the stockholders; provided, that where a separate vote by a class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy at the meeting, shall constitute a quorum entitled to take action with respect to that vote on that matter.  If less than a majority of the outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  If a quorum is present or represented at a reconvened meeting following such an adjournment, any business may be transacted that might have been transacted at the meeting as originally called.  The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.9	MANNER OF ACTING

In all matters other than the election of Directors, if a quorum is present, the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number is required by these By-laws, the Certificate of Incorporation or the DGCL.  Where a separate vote by a class or classes is required, if a quorum of such class or classes is present, the affirmative vote of the majority of outstanding shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class or classes.  Directors shall be elected by a ~~plurality of the votes of the~~majority of all votes cast for each of the Director nominees at such meeting. except for contested elections (i.e., elections in which there are a greater number of candidates than there are seats to be filled), in which case the Directors shall be elected by a plurality vote of all votes cast for the election of Directors at such meeting.

2.10	PROXIES

2.10.1	APPOINTMENT

Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy.  Such authorization may be accomplished by (a) the stockholder or such stockholder's authorized officer, director, employee or agent executing a writing or causing his or her signature to be affixed to such writing by any reasonable means, including facsimile signature or (b) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the intended holder of the proxy or to a proxy solicitation firm, proxy support service or similar agent duly authorized by the intended proxy holder to receive such transmission; provided, that any such telegram, cablegram or other electronic transmission must either set forth or be accompanied by information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder.  Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission by which a stockholder has authorized another person to act as proxy for such stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

2.10.2	DELIVERY TO CORPORATION; DURATION

A proxy shall be filed with the Secretary before or at the time of the meeting or the delivery to the corporation of the consent to corporate action in writing.  A proxy shall become invalid three years after the date of its execution unless otherwise provided in the proxy.  A proxy with respect to a specified meeting shall entitle the holder thereof to vote at any reconvened meeting following adjournment of such meeting but shall not be valid after the final adjournment thereof.

2.11	VOTING OF SHARES

Each outstanding share entitled to vote with respect to the subject matter of an issue submitted to a meeting of stockholders shall be entitled to one vote upon each such issue.

2.12	VOTING FOR DIRECTORS

Each stockholder entitled to vote at an election of Directors may vote, in person or by proxy, the number of shares owned by such stockholder for as many persons as there are Directors to be elected and for whose election such stockholder has a right to vote.

2.13	ACTION BY STOCKHOLDERS WITHOUT A MEETING

Any action which could be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall (a) be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (b) be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the records of proceedings of meetings of stockholders.  Delivery made to the corporation's registered office shall be by hand or by certified mail or registered mail, return receipt requested.  Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless written consents signed by all stockholders entitled to vote with respect to the subject matter thereof are delivered to the corporation, in the manner required by this Section, within sixty (or the maximum number permitted by applicable law) days of the earliest dated consent delivered to the corporation in the manner required by this Section.  The validity of any consent executed by a proxy for a stockholder pursuant to a telegram, cablegram or other means of electronic transmission transmitted to such proxy holder by or upon the authorization of the stockholder shall be determined by or at the direction of the Secretary.  A written record of the information upon which the person making such determination relied shall be made and kept in the records of the proceedings of the stockholders.  Any such consent shall be inserted in the minute book as if it were the minutes of a meeting of the stockholders.

2.14	ORGANIZATION

At every meeting of the stockholders the Chairman of the Board, or in the absence of the Chairman of the Board, the Chief Executive Officer, or in the absence of the Chief Executive Officer, a D~~d~~irector or an officer of the corporation designated by the Board, shall act as Chairman of the meeting.  The Secretary, or, in the Secretary's absence, an Assistant Secretary, shall act as Secretary at all meetings of the stockholders.  In the absence from any such meeting of the Secretary and the Assistant Secretaries, the Chairman may appoint any person to act as Secretary of the meeting.

2.15	NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS

2.15.1	ANNUAL MEETINGS OF STOCKHOLDERS

Nominations of persons for election to the Board of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the corporation's notice of meeting,  (b) by or at the direction of the Board or (c) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in this Section and at the time of the annual meeting, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section.  Clause (c) shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the corporation's notice of meeting) before an annual meeting of stockholders.

For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of the prior paragraph hereof, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and such other business must otherwise be a proper matter for stockholder action.  To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation.  In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder's notice as described above.  Such stockholder's notice shall set forth (1) as to each person, if any, whom the stockholder proposes to nominate for election or reelection as a D~~d~~irector (i) all information relating to such person that would be required to be disclosed in solicitations of proxies for election of D~~d~~irectors in an election contest, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a D~~d~~irector if elected), (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant, and (iii) a completed and signed questionnaire, representation and agreement required by subsection 2.15.4 hereof; (2) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, if any, (ii) the class or series and number of shares of the corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (iii) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect  opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the corporation, (iv) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the corporation, (v) any short interest in any security of the corporation (for purposes of these By-laws a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (vi) any rights to dividends on the shares of the corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the corporation, (vii) any proportionate interest in shares of the corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (viii) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder's immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), (ix) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of D~~d~~irectors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and (x) if the notice relates to any business other than a nomination of a D~~d~~irector or D~~d~~irectors that the stockholder proposes to bring before the meeting, (A) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, in such business and (B) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder.

Notwithstanding anything in the second sentence of the prior paragraph hereof to the contrary, in the event that the number of D~~d~~irectors to be elected to the Board of the corporation is increased and there is no public announcement by the corporation naming all of the nominees for D~~d~~irector or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.  Notwithstanding the foregoing, at any time Ormat Industries Ltd. or any OIL Transferee owns a majority of the then outstanding Common Stock, notice by Ormat Industries Ltd. or any OIL Transferee shall be timely and complete if delivered in writing or orally at least five days prior to the date the corporation mails its proxy statement in connection with such meeting of stockholders.

2.15.2	SPECIAL MEETINGS OF STOCKHOLDERS

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation's notice of meeting.  Nominations of persons for election to the Board may be made at a special meeting of stockholders at which D~~d~~irectors are to be elected pursuant to the corporation's notice of meeting (a) by or at the direction of the Board or (b) provided that the Board has determined that D~~d~~irectors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this Section and at the time of the special meeting, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section.  In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more D~~d~~irectors to the Board, any such stockholder who shall be entitled to vote at the meeting may nominate a person or persons (as the case may be) for election to such position (s) as specified in the corporation's notice of meeting, if the stockholder's notice required by subsection 2.15.2 hereof shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.  In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period for the giving of a stockholder's notice as described above.

2.15.3	GENERAL

Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as D~~d~~irectors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section.  Any person nominated for election as D~~d~~irector by the Board or any committee designated by the Board shall, upon the request of the Board or such committee, furnish to the Secretary of the corporation all such information pertaining to such person that is required to be set forth in a stockholder's notice of nomination.  Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section and, if any proposed nomination or business is not in compliance with this Section, to declare that such defective proposal or nomination shall be disregarded.

For purposes of this Section, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section; provided, however, that any references in these By-laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to subsection 2.15.1 or subsection 2.15.2 hereof.  Nothing in this Section shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect D~~d~~irectors under specified circumstances to the extent provided for under law, the Certificate of Incorporation or these By-laws.

2.15.4	SUBMISSION OF QUESTIONNAIRE, REPRESENTATION AND AGREEMENT

To be eligible to be a nominee for election or reelection as a D~~d~~irector of the corporation, upon request by the Secretary, a person must deliver (in accordance with the time periods prescribed for delivery of notice under subsection 2.15.1 hereof) to the Secretary at the principal executive offices of the corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (1) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a D~~d~~irector of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (ii) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a D~~d~~irector of the corporation, with such person's fiduciary duties under applicable law, (2) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a D~~d~~irector that has not been disclosed therein, and (3) in such person's individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a D~~d~~irector of the corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation.  The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent D~~d~~irector of the corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such nominee.

2.16	BUSINESS AND ORDER OF BUSINESS

At each meeting of the stockholders such business may be transacted as may properly be brought before such meeting, except as otherwise provided by law or in these By-laws.  The order of business at all meetings of the stockholders shall be as determined by the Chairman of the meeting, unless otherwise determined by a majority in interest of the stockholders present in person or by proxy at such meeting and entitled to vote thereat.

SECTION 3.	BOARD OF DIRECTORS

3.1	GENERAL POWERS

The business and affairs of the corporation shall be managed by the Board.

3.2	NUMBER AND TENURE

The Board shall be composed of not less than five nor more than fifteen Directors, the specific number to be set by resolution of the Board.  The number of Directors may be changed from time to time by amendment to these By-laws, but no decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.  Directors need not be stockholders of the corporation or residents of the State of Delaware.

~~The~~ Beginning with the annual meeting of stockholders to be held in 2020, the Directors, including those who may be elected by the holders of any series of Preferred Stock or any other series or class of stock as provided in the Certificate of Incorporation or in any Preferred Stock Designation (as defined in the Certificate of Incorporation) ~~shall be divided into three classes, as nearly equal in number as possible. One class of Directors shall be initially~~, shall be elected to hold office for a term expiring at the next annual meeting of the stockholders ~~to be held in 2005, another class shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 2006, and another class shall be initially elected for a term expiring at the annual meeting of stockholders to be held in 2007. Unless a Director dies, resigns, or is removed, members of each class shall hold office until their successors are duly~~and until such Director’s successor is elected and qualified or until such Director’s earlier death, resignation, retirement, disqualification or removal from office. At each annual meeting of the stockholders of the ~~corporation, the successors of the class of~~Corporation, Directors ~~whose term expires at that meeting~~ shall be elected by a majority of all votes cast for each of the Director nominees at such meeting, except for contested elections (i.e., elections in which there are a greater number of candidates than there are seats to be filled), in which case the Directors shall be elected by a plurality vote of all votes cast for the election of Directors at such meeting~~, to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election~~.

3.3	ANNUAL AND REGULAR MEETINGS

An annual Board meeting shall be held without notice immediately after and at the same place as the annual meeting of stockholders.  By resolution, the Board or any committee designated by the Board may specify the time and place either within or without the State of Delaware for holding regular meetings thereof without other notice than such resolution.

3.4	SPECIAL MEETINGS

Special meetings of the Board or any committee appointed by the Board may be called by or at the request of the Chairman of the Board, the President, the Secretary or, in the case of special Board meetings, any one Director and, in the case of any special meeting of any committee appointed by the Board, by the Chairman thereof.  The person or persons authorized to call special meetings may fix any place either within or without the State of Delaware as the place for holding any special meeting called by them.

3.5	MEETINGS BY TELEPHONE

Members of the Board or any committee designated by the Board may participate in a meeting of such Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation by such means shall constitute presence in person at a meeting.

3.6	NOTICE OF SPECIAL MEETINGS

Notice of a special Board or committee meeting stating the place, day and hour of the meeting shall be given to a Director in writing or orally by telephone or in person.  Neither the business to be transacted at, nor the purpose of, any special meeting need be specified in the notice of such meeting.

3.6.1	PERSONAL DELIVERY

If notice is given by personal delivery, the notice shall be effective if delivered to a Director at least two days before the meeting.

3.6.2	DELIVERY BY MAIL

If notice is delivered by mail, the notice shall be deemed effective if deposited in the official government mail properly addressed to a Director at his or her address shown on the records of the corporation with postage prepaid at least five days before the meeting.

3.6.3	DELIVERY BY PRIVATE CARRIER

If notice is given by private carrier, the notice shall be deemed effective when dispatched to a Director at his or her address shown on the records of the corporation at least three days before the meeting.

3.6.4	FACSIMILE NOTICE

If notice is delivered by wire or wireless equipment which transmits a facsimile of the notice, the notice shall be deemed effective when dispatched at least two days before the meeting to a Director at his or her telephone number or other number appearing on the records of the corporation.

3.6.5	DELIVERY BY TELEGRAPH

If notice is delivered by telegraph, the notice shall be deemed effective if the content thereof is delivered to the telegraph company at least two days before the meeting for delivery to a Director at his or her address shown on the records of the corporation.

3.6.6	ORAL NOTICE

If notice is delivered orally, by telephone or in person, the notice shall be deemed effective if personally given to the Director at least two days before the meeting.

3.7	WAIVER OF NOTICE

3.7.1	IN WRITING

Whenever any notice is required to be given to any Director under the provisions of these By-laws, the Certificate of Incorporation or the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board or any committee appointed by the Board need be specified in the waiver of notice of such meeting.

3.7.2	BY ATTENDANCE

The attendance of a Director at a Board or committee meeting shall constitute a waiver of notice of such meeting, except when a Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

3.8	QUORUM

A majority of the total number of Directors fixed by or in the manner provided in these By-laws or, if vacancies exist on the Board, a majority of the total number of Directors then serving on the Board (such number may be not less than one-third of the total number of Directors fixed by or in the manner provided in these By-laws) shall constitute a quorum for the transaction of business at any Board meeting.  If less than a majority are present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

3.9	MANNER OF ACTING

The act of the majority of the Directors present at a Board or committee meeting at which there is a quorum shall be the act of the Board or committee, unless the vote of a greater number is required by these By-laws, the Certificate of Incorporation or the DGCL.

3.10	PRESUMPTION OF ASSENT

A Director of the corporation present at a Board or committee meeting at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting, or unless such Director files a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof, or forwards such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting.  A Director who voted in favor of such action may not dissent.

3.11	ACTION BY BOARD OR COMMITTEES WITHOUT A MEETING

Any action which could be taken at a meeting of the Board or of any committee appointed by the Board may be taken without a meeting if a written consent setting forth the action so taken is signed by each of the Directors or by each committee member.  Any such written consent shall be inserted in the minute book as if it were the minutes of a Board or a committee meeting.

3.12	RESIGNATION

Any Director may resign at any time by delivering written notice to the Chairman of the Board, the President, the Secretary or the Board, or to the registered office of the corporation.  Any such resignation shall take effect at the time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.13	REMOVAL

At a meeting of stockholders called expressly for that purpose, one or more members of the Board (including the entire Board) may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote on the election of Directors.  If the Certificate of Incorporation provides for cumulative voting in the election of Directors, then if less than the entire Board is to be removed, no Director may be removed without cause if the votes cast against his or her removal would be sufficient to elect such Director if then cumulatively voted at an election of the entire Board.

3.14	VACANCIES

Any vacancy occurring on the Board may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board.  A Director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office.  Any directorship to be filled by reason of an increase in the number of Directors may be filled by the Board.

3.15	COMMITTEES

3.15.1	CREATION AND AUTHORITY OF COMMITTEES

The Board may, by resolution passed by a majority of the number of Directors fixed by or in the manner provided in these By-laws, appoint standing or temporary committees, each committee to consist of one or more Directors of the corporation.  The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board establishing such committee or as otherwise provided in these By-laws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which require it; but no such committee shall have the power or authority in reference to (a) amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the DGCL, fix the designations, preferences or rights of such shares to the extent permitted under Section 141 of the DGCL), (b) adopting an agreement of merger or consolidation under Section 251 or 252 of the DGCL,  (c) recommending to the stockholders the sale, lease or exchange or other disposition of all or substantially all of the property and assets of the corporation,  (d) recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or (e) amending these By-laws; and, unless expressly provided by resolution of the Board, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the DGCL.  The Audit Committee of the Board shall approve any related party transactions above the SEC/NYSE threshold.

3.15.2	MINUTES OF MEETINGS

All committees so appointed shall keep regular minutes of their meetings and shall cause them to be recorded in books kept for that purpose.

3.15.3	QUORUM AND MANNER OF ACTING

A majority of the number of Directors composing any committee of the Board, as established and fixed by resolution of the Board, shall constitute a quorum for the transaction of business at any meeting of such committee but, if less than a majority are present at a meeting, a majority of such Directors present may adjourn the meeting from time to time without further notice.  The act of a majority of the members of a committee present at a meeting at which a quorum is present shall be the act of such committee.

3.15.4	RESIGNATION

Any member of any committee may resign at any time by delivering written notice thereof to the Chairman of the Board, the President, the Secretary, the Board or the Chairman of such committee.  Any such resignation shall take effect at the time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

3.15.5	REMOVAL

The Board may remove from office any member of any committee elected or appointed by it, but only by the affirmative vote of not less than a majority of the number of Directors fixed by or in the manner provided in these By-laws.

3.16	COMPENSATION

By Board resolution, Directors and committee members may be paid their expenses, if any, of attendance at each Board or committee meeting, or a fixed sum for attendance at each Board or committee meeting, or a stated salary as Director or a committee member, or a combination of the foregoing.  No such payment shall preclude any Director or committee member from serving the corporation in any other capacity and receiving compensation therefor.

3.17	LEAD INDEPENDENT DIRECTOR

When the Chairman of the Board is also the CEO of the corporation, the Board shall appoint a Lead Independent Director pursuant to the procedure detailed below.

The Lead Independent Director of the Board shall be elected annually via secret ballot by a majority vote of the independent Directors who cast ballots.

The Lead Independent Director shall be responsible for coordinating the activities of the independent Directors.  In addition to the duties of all Board members (which shall not be limited or diminished by the Lead Independent Director’s role), the specific responsibilities of the Lead Independent Director are to work together with the Chairman of the Board to:

(a)           determine an appropriate schedule of Board meetings, seeking to ensure that the independent Directors can perform their duties responsibly while not interfering with the flow of the corporation's operations;

(b)           prepare agendas for the Board and committee meetings;

(c)           assess the quality, quantity and timeliness of the flow of information from the corporation’s management that is necessary for the independent Directors to effectively and responsibly perform their duties, and although the corporation’s management is responsible for the preparation of materials for the Board, the Lead Independent Director may specifically request the inclusion of certain material;

(d)           ensure that the Compensation Committee oversees compliance with and implementation of the corporation’s policies and procedures for evaluating and undertaking senior executive officer and incentive-based compensation, including stock options;

(e)           coordinate, develop the agenda for, and moderate executive sessions of the Board’s independent Directors, and act as principal liaison between the independent Directors and the Chairman of the Board and/or CEO on sensitive issues;

(f)           evaluate, along with the members of the Compensation Committee, the CEO’s performance and meet with the CEO to discuss the Compensation Committee’s evaluation; and

(g)           recommend the membership of the various Board committees, as well as selection of the committee chairs.

SECTION 4.	OFFICERS

4.1	NUMBER

The officers of the corporation shall be a President, a Secretary and a Treasurer, each of whom shall be elected by the Board.  One or more Vice Presidents and such other officers and assistant officers, including a Chairman of the Board, may be elected or appointed by the Board, such officers and assistant officers to hold office for such period, have such authority and perform such duties as are provided in these By-laws or as may be provided by resolution of the Board.  Any officer may be assigned by the Board any additional title that the Board deems appropriate.  The Board may delegate to any officer or agent the power to appoint any such subordinate officers or agents and to prescribe their respective terms of office, authority and duties.  Any two or more offices may be held by the same person; provided, however, that the Chairman of the Board may not also hold the office of Chief Executive Officer, unless the Board also appoints a Lead Independent Director as detailed in subsection 3.17.

4.2	ELECTION AND TERM OF OFFICE

The officers of the corporation shall be elected annually by the Board at the Board meeting held after the annual meeting of the stockholders.  If the election of officers is not held at such meeting, such election shall be held as soon thereafter as a Board meeting conveniently may be held.  Unless an officer dies, resigns or is removed from office, he or she shall hold office until the next annual meeting of the Board or until his or her successor is elected.

4.3	RESIGNATION

Any officer may resign at any time by delivering written notice to the Chairman of the Board, the President, a Vice President, the Secretary or the Board.  Any such resignation shall take effect at the time specified therein, or if the time is not specified, upon delivery thereof and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

4.4	REMOVAL

Any officer or agent elected or appointed by the Board may be removed by the Board whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

4.5	VACANCIES

A vacancy in any office because of death, resignation, removal, disqualification, creation of a new office or any other cause may be filled by the Board for the unexpired portion of the term, or for a new term established by the Board.

4.6	CHAIRMAN OF THE BOARD

If elected, the Chairman of the Board shall perform such duties as shall be assigned to him or her by the Board from time to time and shall preside over meetings of the Board and stockholders unless another officer is appointed or designated by the Board as Chairman of such meeting.

4.7	PRESIDENT

The President shall be the chief executive officer of the corporation unless some other officer is so designated by the Board, shall preside over meetings of the Board and stockholders in the absence of a Chairman of the Board and, subject to the Board's control, shall supervise and control all of the assets, business and affairs of the corporation.  The President may sign certificates for shares of the corporation, deeds, mortgages, bonds, contracts or other instruments, except when the signing and execution thereof have been expressly delegated by the Board or by these By-laws to some other officer or agent of the corporation or are required by law to be otherwise signed or executed by some other officer or in some other manner.  In general, the President shall perform all duties incident to the office of President and such other duties as are prescribed by the Board from time to time.

4.8	VICE PRESIDENT

In the event of the death of the President or his or her inability to act, the Vice President (or if there is more than one Vice President, the Vice President who was designated by the Board as the successor to the President, or if no Vice President is so designated, the Vice President first elected to such office) shall perform the duties of the President, except as may be limited by resolution of the Board, with all the powers of and subject to all the restrictions upon the President.  Any Vice President may sign with the Secretary or any Assistant Secretary certificates for shares of the corporation.  Vice Presidents shall have, to the extent authorized by the President or the Board, the same powers as the President to sign deeds, mortgages, bonds, contracts or other instruments.  Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or by the Board.

4.9	SECRETARY

The Secretary shall be responsible for preparation of minutes of meetings of the Board and stockholders, maintenance of the corporation's records and stock registers, and authentication of the corporation's records and shall in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him or her by the President or by the Board.  In the absence of the Secretary, an Assistant Secretary may perform the duties of the Secretary.

4.10	TREASURER

If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties in such amount and with such surety or sureties as the Board shall determine.  The Treasurer shall have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in banks, trust companies or other depositories selected in accordance with the provisions of these By-laws; sign certificates for shares of the corporation; and in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him or her by the President or by the Board.  In the absence of the Treasurer, an Assistant Treasurer may perform the duties of the Treasurer.

4.11	SALARIES

The salaries of the officers shall be fixed from time to time by the Board or by any person or persons to whom the Board has delegated such authority.  No officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the corporation.

SECTION 5.	CONTRACTS, BUSINESS, LOANS, CHECKS AND DEPOSITS

5.1	CONTRACTS

The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation.  Such authority may be general or confined to specific instances.

5.2	BUSINESS

The corporation shall not sell, transfer or terminate its business relating to the manufacturing and sale of energy-related equipment and services acquired from Ormat Industries Ltd. (the “OSL Business”) nor transfer out of the State of Israel any of the operations, plant or personnel related to the OSL Business which are located or conducted in the State of Israel, other than temporary assignments of personnel in the ordinary course of business, without the affirmative vote of the holders of at least 75% of the voting power of the then outstanding shares of capital stock of the corporation entitled to vote generally, voting together as a single class.

5.3	LOANS TO THE CORPORATION

No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board.  Such authority may be general or confined to specific instances.

5.4	CHECKS, DRAFTS, ETC.

All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, or agent or agents, of the corporation and in such manner as is from time to time determined by resolution of the Board.

5.5	DEPOSITS

All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board may select.

SECTION 6.	CERTIFICATES FOR SHARES AND THEIR TRANSFER

6.1	ISSUANCE OF SHARES

No shares of the corporation shall be issued unless authorized by the Board, which authorization shall include the maximum number of shares to be issued and the consideration to be received for each share.

6.2	CERTIFICATES FOR SHARES

Certificates representing shares of the corporation shall be signed by the Chairman of the Board or a Vice Chairman of the Board, if any, or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, any of whose signatures may be a facsimile.  The Board may in its discretion appoint responsible banks or trust companies from time to time to act as transfer agents and registrars of the stock of the corporation; and, when such appointments shall have been made, no stock certificate shall be valid until countersigned by one of such transfer agents and registered by one of such registrars.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person was such officer, transfer agent or registrar at the date of issue.  All certificates shall include on their face written notice of any restrictions which may be imposed on the transferability of such shares and shall be consecutively numbered or otherwise identified.

6.3	STOCK RECORDS

The stock transfer books shall be kept at the registered office or principal place of business of the corporation or at the office of the corporation's transfer agent or registrar.  The name and address of each person to whom certificates for shares are issued, together with the class and number of shares represented by each such certificate and the date of issue thereof, shall be entered on the stock transfer books of the corporation.  The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

6.4	RESTRICTION ON TRANSFER

Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

“The securities evidenced by this certificate have not been registered under the Securities Act of 1933 or any applicable state law, and no interest therein may be sold, distributed, assigned, offered, pledged or otherwise transferred unless (a) there is an effective registration statement under such Act and applicable state securities laws covering any such transaction involving said securities or (b) this corporation receives an opinion of legal counsel for the holder of these securities (concurred in by legal counsel for this corporation) stating that such transaction is exempt from registration or this corporation otherwise satisfies itself that such transaction is exempt from registration.  Neither the offering of the securities nor any offering materials have been reviewed by any administrator under the Securities Act of 1933 or any applicable state law.”

6.5	TRANSFER OF SHARES

The transfer of shares of the corporation shall be made only on the stock transfer books of the corporation pursuant to authorization or document of transfer made by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney-in-fact authorized by power of attorney duly executed and filed with the Secretary of the corporation.  All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificates for a like number of shares shall have been surrendered and cancelled.

6.6	LOST OR DESTROYED CERTIFICATES

In the case of a lost, destroyed or mutilated certificate, a new certificate may be issued therefor upon such terms and indemnity to the corporation as the Board may prescribe.

SECTION 7.	BOOKS AND RECORDS

The corporation shall keep correct and complete books and records of account, stock transfer books, minutes of the proceedings of its stockholders and Board and such other records as may be necessary or advisable.

SECTION 8.	ACCOUNTING YEAR

The accounting year of the corporation shall be the calendar year; provided that if a different accounting year is at any time selected for purposes of federal income taxes, the accounting year shall be the year so selected.

SECTION 9.	SEAL

The seal of the corporation, if any, shall consist of the name of the corporation, the state of its incorporation and the year of its incorporation.

SECTION 10.	INDEMNIFICATION

10.1	RIGHT TO INDEMNIFICATION

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a Director, officer or employee or agent of the corporation or that, being or having been such a Director, officer, employee or agent of the corporation, he or she is or was serving at the request of the corporation as a Director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as such a Director, officer, employee or agent or in any other capacity while serving as such a Director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the full extent permitted by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior thereto), or by other applicable law as then in effect, against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that except as provided in subsection 10.2 hereof with respect to proceedings seeking to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized or ratified by the Board.  The right to indemnification conferred in subsection 10.1 hereof shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that if the DGCL requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a Director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this subsection 10.1 or otherwise.

10.2	RIGHT OF INDEMNITEE TO BRING SUIT

If a claim under subsection 10.1 hereof is not paid in full by the corporation within sixty days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim.  If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit.  The indemnitee shall be presumed to be entitled to indemnification under this Section upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses, where the required undertaking, if any is required, has been tendered to the corporation), and thereafter the corporation shall have the burden of proof to overcome the presumption that the indemnitee is not so entitled.  Neither the failure of the corporation (including its Board, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances nor an actual determination by the corporation (including its Board, independent legal counsel or its stockholders) that the indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

10.3	NONEXCLUSIVITY OF RIGHTS

The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, agreement, vote of stockholders or disinterested Directors, provisions of the Certificate of Incorporation or By-laws of the corporation or of Ormat Industries Ltd., or of any of the affiliates or subsidiaries of this corporation or otherwise.  Notwithstanding any amendment to or repeal of this Section, any indemnitee shall be entitled to indemnification in accordance with the provisions hereof with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

10.4	INSURANCE, CONTRACTS AND FUNDING

The corporation may maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.  The corporation, without further stockholder approval, may enter into contracts with any Director, officer, employee or agent in furtherance of the provisions of this Section and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Section.

10.5	INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION

The corporation may, by action of the Board, grant rights to indemnification and advancement of expenses to employees or agents or groups of employees or agents of the corporation with the same scope and effect as the provisions of this Section with respect to the indemnification and advancement of expenses of Directors and officers of the corporation; provided, however, that an undertaking shall be made by an employee or agent only if required by the Board.

10.6	PERSONS SERVING OTHER ENTITIES

Any person who is or was a Director, officer or employee of the corporation who is or was serving (a) as a Director or officer of another corporation of which a majority of the shares entitled to vote in the election of its Directors is held by the corporation or (b) in an executive or management capacity in a partnership, joint venture, trust or other enterprise of which the corporation or a wholly owned subsidiary of the corporation is a general partner or has a majority ownership shall be deemed to be so serving at the request of the corporation and entitled to indemnification and advancement of expenses under subsection 10.1 hereof.

SECTION 11.	AMENDMENTS OR REPEAL

These By-laws may be amended or repealed and new By-laws may be adopted by the Board.  The stockholders may also amend and repeal these By-laws or adopt new By-laws.  All By-laws made by the Board may be amended or repealed by the stockholders.  Notwithstanding the foregoing and any other provisions of these By-laws or the Certificate of Incorporation of the corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, these By-laws or the Certificate of Incorporation of the corporation), the affirmative vote of the holders of at least 75% of the voting power of the then outstanding shares of capital stock of the corporation entitled to vote generally, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, Section 3.2 and Section 5.2 hereof.  Notwithstanding any amendment to Section 10 hereof or repeal of these By-laws, or of any amendment or repeal of any of the procedures that may be established by the Board pursuant to Section 10 hereof, any indemnitee shall be entitled to indemnification in accordance with the provisions hereof and thereof with respect to any acts or omissions of such indemnitee occurring prior to such amendment or repeal.

The foregoing By-laws, as amended and restated, were adopted by the Board of Directors on November 6, 2019.

/s/ Hezi Kattan

Hezi Kattan General Counsel and Chief Compliance Officer

ORMAT TECHNOLOGIES, INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 6, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Isaac Angel, Chief Executive Officer, Hezi Kattan, General Counsel and Chief Compliance Officer, and Etty Rosner, Vice President and Corporate Secretary, and each of them acting singly, as proxies, each with full power of substitution, to represent the undersigned and vote as designated on the reverse side, all the shares of Common Stock of Ormat Technologies, Inc. held of record by the undersigned as of September 9, 2019 at the Special Meeting of Stockholders of Ormat Technologies, Inc. to be held at the Company’s principal executive office located at 6140 Plumas Street, Reno, NV 89519 on November 6, 2019, or any adjournment or postponement thereof. Attendance of the undersigned at the Special Meeting of Stockholders or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates the undersigned’s intention to vote the shares of Common Stock represented hereby in person prior to the exercise of this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF

ORMAT TECHNOLOGIES, INC.

November 6, 2019

PROXY VOTING INSTRUCTIONS

YOUR VOTE IS IMPORTANT. VOTE BY INTERNET/TELEPHONE/MAIL 24 HOURS A DAY, 7 DAYS A WEEK

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER
ACCOUNT NUMBER

MAIL - Sign, date and mail your proxy card  in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting of Stockholders.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

If you are a stockholder of record or hold shares through a broker or bank, your vote must be received by 11:59 p.m. Eastern Time on November 5, 2019.

If you are voting shares held under an Ormat Technologies, Inc. equity incentive plan, however, your vote with respect to those plan shares must be received by 11:59 p.m. Eastern Time on November 1, 2019. Please consult the separate voting instructions provided for persons holding shares through an Ormat Technologies, Inc. equity incentive plan.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting, Proxy Statement and proxy card are available at - http://materials.proxyvote.com.

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	1.	Approval of the amendment of the Third Amended and Restated Certificate of Incorporation and the Fourth Amended and Restated Bylaws of the Company to provide for board declassification (the “Declassification Proposal”).	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.

Approval of the adjournment of the Special Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Declassification Proposal.

			☐	☐	☐

 Note: This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted “FOR” each of the proposals above

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.